EXHIBIT 99(ii)


November _____, 2002


Hydron Technologies, Inc.
2201 West Sample Road
Building 9, Suite 7B
Pompano Beach FL 33073
Attn: Mr. William A. Fagot
Chief Financial Officer



Re:  Subscription Agreement and Investment Letter
     --------------------------------------------

Gentlemen:

         The undersigned (the "Subscriber") hereby subscribes to purchase the number of Units (each a "Unit" and collectively, the "Units") set forth on the signature page of this Subscription Agreement comprised of (i) one (1) Share (each a "Share" and collectively the "Shares") of Common Stock, $.01 par value per share, of Hydron Technologies, Inc. (the "Company") and (ii) an Option to purchase one (1) share of Common Stock (each an "Option" and collectively, the "Options") at any time or from time to time exercisable in whole or in part for a three (3) year period ending on the third anniversary of the date of this letter agreement at an exercise price of $0.20 per share, at the purchase price of $0.20 per Unit as follows:

         1. The aggregate purchase price for the Units subscribed as set forth on the signature page is hereby tendered herewith; by delivery of a check payable to Hydron Technologies, Inc. or by confirmation of a wire transfer to the Company of immediately available funds through the United States Federal Reserve System.

         2. PRIVATE PLACEMENT. THE OFFER AND SALE OF THE UNITS, COMPRISED OF THE SHARES, THE OPTIONS AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE OPTIONS (THE "SECURITIES"), HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY STATE SECURITIES OR "BLUE SKY" LAWS (COLLECTIVELY "SECURITIES LAWS"), AND THE SECURITIES ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES LAWS. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY

         OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE OFFER AND SALE OF THE SECURITIES OR THE ACCURACY OR ADEQUACY OF ANY INFORMATION PROVIDED TO THE SUBSCRIBER. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         THE SUBSCRIBER RECOGNIZES AND ACKNOWLEDGES THAT THE RELIANCE BY THE COMPANY AND ITS OFFICERS AND DIRECTORS UPON SUCH EXEMPTIONS FROM REGISTRATION ARE, IN PART, BASED UPON THE ACCURACY OF THE REPRESENTATIONS AND AGREEMENTS OF THE SUBSCRIBER SET FORTH IN THIS SUBSCRIPTION AGREEMENT.

         3. Representations and Warranties of the Undersigned. The undersigned acknowledges, represents and warrants to, and agrees with, the Company as follows:

                  a. The undersigned has adequate means of providing for current needs and possible contingencies, and anticipates no need now or in the foreseeable future to sell the Securities;

                  b. The undersigned has such knowledge and experience in financial and business matters that makes the undersigned capable of evaluating the merits and risks of investment in the Company and of making an informed investment decision;

                  c. The undersigned is aware that no federal or state agency has passed upon the Units or any of the Securities or made any finding or determination concerning the fairness of this investment;

                  d. The undersigned has had an opportunity to ask questions of and receive answers from representatives of the Company, concerning the terms and conditions of this investment, and all such questions have been answered to the full satisfaction of the undersigned. Such representatives have not, however, rendered any investment advice to the undersigned with respect to the suitability of an investment in the Units;

                  e. The Units for which the undersigned hereby subscribes, the Shares, the Options, and the Shares of Common Stock for which such Options may be exercised will be acquired for the undersigned's own account, for investment only and not with a view toward resale or distribution in a manner which would require registration under the Securities Act of 1933, as amended;

                  f. The undersigned has been made aware by the Company that investment in the Units involves a high degree of risk and the possible loss of the total amount invested;

                  g. The undersigned acknowledges that neither the Company nor any representative of the Company has made any representations or warranties in respect of the Company's business or profitability;

                  h. The undersigned, if a corporation, partnership, trust or other form of business entity is authorized and otherwise duly qualified to purchase and hold the subscribed for Units. Such entity has its principal place of business as set forth on the signature page hereof and if such entity has been formed for the specific purpose of acquiring the Units subscribed to hereunder, it hereby agrees to supply any additional written information that may be required by the Company;

                  i. All of the information that the undersigned has furnished in this Subscription Agreement and in the reports of the Company filed with the Securities and exchange Commission pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended, including without limitation, the Company's annual report on Form 10-K for the year ended December 31, 2001 and its quarterly report on Form 10Q for the period ended September 30, 2002 (the "SEC Reports"), including without limitation, those with respect to the undersigned's financial position and business status is correct and complete as of the date of this Subscription Agreement. In the event that there is a material change in such information prior to the time Units are sold to the Subscriber pursuant to this Subscription Agreement, the undersigned will immediately furnish the revised or corrected information to the Company;

                  j. The Subscriber understands that the Company has no obligation to register the Securities, except as expressly hereinafter set forth, and the Company may not be able to effect such registration;

                  k. The Subscriber acknowledges that he has had the opportunity to ask questions of, and receive answers from, the Company concerning the business and financial condition of the Company; and the opportunity to review the Company's Annual Report on Form 10-K for Fiscal Year ended December 31, 2001 together with all other reports filed by the Company pursuant to Section 13 of the Securities Exchange Act of 1934 subsequent to the filing of such Form 10-K through the date of the execution and delivery of this agreement;

                  l. No warranties or representations have been made to the Subscriber by any officer, director, employee or agent of the Company, except as expressly set forth herein;

                  m. The Subscriber has evaluated the risks of purchasing the Units; determined that the purchase of the Shares is a suitable investment; has adequate financial resources for an investment of such character; the Subscriber alone or with its representative, has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of the purchase of the Units; and

                  n. The warranties and representations made herein by the Subscriber are accurate, true and correct, and may be relied upon by the Company in connection with the issuance of the Units hereunder to the Subscriber.

         4. Registration Rights. The Company hereby grants to the Subscriber the following registration rights:

                  a. The Company hereby grants to the Subscriber the right, exercisable at any time and from time to time during the term of this Agreement, if it proposes to file a registration statement with respect to any class of security under the Securities Act of 1933, as amended (the "Act"), to include in such registration statements, any or all of the Shares or the Shares of Common Stock issuable upon exercise of the options (the "Registrable Securities");

                  b. The Company shall bear any and all expenses of the registrations referred to above, including, but not limited to, legal, accounting and printing fees; providing, however, that the Company shall not be obligated to pay any fees and disbursements of counsel for holder of Registrable Securities, any underwriters' discount or commission in respect of such Registrable Securities, payment of which shall, in each case, be the sole responsibility of the Subscriber; and

                  c. The registration rights granted hereby are not applicable to a registration statement filed by the Company under the Act on Form S-4 or S-8 or any successor forms.

         5. Limitation on Transfer of Shares. THERE ARE SUBSTANTIAL RESTRICTIONS ON THE TRANSFERABILITY OF THE SHARES OF COMMON STOCK AND THE SUBSCRIBER MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. The undersigned acknowledges that the shares of Units to be acquired pursuant to this Subscription Agreement and the shares of Common Stock to be issued upon conversion of such shares may not be sold unless such sale is exempt from registration under the Securities Act. The undersigned further agrees to be responsible for compliance with all conditions on transfer imposed by any applicable State Blue Sky or securities law. Each stock certificate representing shares of Units or shares of Common Stock to be received upon conversion shall bear a legend in the form of Annex A hereto stating that such shares are subject ------- to restrictions on transfer pursuant to applicable federal and state securities law.

         6. Indemnification. The undersigned understands the meaning and legal consequences of the representations and warranties in this Subscription Agreement, and hereby agrees to indemnify and hold harmless the Company, its officers, directors, attorneys and agents, from and against any and all loss, damage or liability due to or arising out of a breach of any such representations or warranties;

         7.  Miscellaneous.

                  a. This Agreement constitutes the entire agreement and understanding of the parties hereto and no amendment, modification of waiver of any provision herein shall be effective unless in writing, executed by the party charged therewith.

                  b. This Agreement shall be construed, interpreted and enforced in accordance with and shall be governed by the laws of the State of New York without regard to the principles of conflicts of laws.

                  c. No party has incurred, nor will incur any liability for brokerage fees or commissions in connection with the transactions contemplated hereby, and all parties warrant that no third party was instrumental in consummating this transaction so as to earn any such fee.

                  d. Any notice or other communication under the provisions of this Agreement shall be in writing, and shall be given by postage prepaid, registered or certified mail, return receipt requested, by hand delivery with an acknowledgement copy requested, or by the Express Mail service offered by the United States Post Office, directed to the addresses set forth herein, or to any new address of which any party hereto shall have informed the others by the giving of notice in the manner provided herein. Such notice or communications shall be effective, if sent by mail, three (3) days after it is mailed within the continental United States; if sent by Express Mail Service, one (1) day after it is mailed; or by hand delivery, upon receipt.

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement for the following number of Units:

Number of Units subscribed for:

         __________________


Total purchase price (number of shares x $0.20):

         $_________________


_____________________________________________
(Signature of Subscriber)


_____________________________________________
(Please print name, if signing for
corporation or other entity, please
also print title of signature and name of entity)


_____________________________________________
(Social Security or Tax Identification
Number, if applicable)


Execution Date:________________________, 2002


Mailing address of Subscriber (please print):

_____________________________________________

_____________________________________________

_____________________________________________
(City) (State) (Zip Code)

_____________________________________________
(Telephone Number)

Accepted: If less than the entire subscription is accepted:


Number of Units accepted:

         __________________


Total purchase price (number of Units x $0.20)

         $_________________

HYDRON TECHNOLOGIES, INC.

By:__________________________________________

Name:  William A. Fagot

Title: Chief Financial Officer


                                     ANNEX A

                            RESTRICTIVE STOCK LEGEND

         The number of units (each a "Unit" and collectively, the "Units") set forth on the signature page of this Subscription Agreement comprised of (i) one
(1) Shares of the Common Stock, $0.01 par value per share ("Common Stock") of Hydron Technologies, Inc., a Florida corporation (the "Corporation"), and (ii) an option to purchase one (1) share of Common Stock (each and "Option" and collectively, the "Options") at any time or from time to time exercisable in whole or in part for a three (3) year period ending on the third anniversary of the date of this letter agreement at an exercise price of $0.20 per share, are subject to certain restrictions on transfer under federal and applicable state securities law. Certificates evidencing Shares and shares of Common Stock to be issued upon exercise of the Options shall both bear the following restrictive legends with respect to such restrictions:

                  "These securities have not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration in effect with respect to the securities under the Act and registration or qualification under applicable state securities laws or, if reasonably requested by the Corporation, an opinion of counsel satisfactory to the Corporation that such registration or qualification is not required."